Consolidated Statements of Operations (Parentheticals) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Net loss per share -Diluted (in Dollars per share)	$ (108.15)	$ (595.60)
Weighted average number of shares outstanding during the year - Diluted (in Shares)	302,356	46,369
General and Administrative Expenses
Stock-based compensation	$ 1,133,077	$ 1,516,805
Research and Development
Stock-based compensation	262,154	591,518
Sales and Marketing
Stock-based compensation	$ 6,787	$ 1,023,045